UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

SHENGTAI PHARMACEUTICAL, INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51312 (Commission File Number)	54-2155579 (IRS Employer Identification No.)

Changda Road East Development District, Changle County Shandong, PRC (Address of principal executive offices)	262400 (Zip Code)

Registrant’s telephone number, including area code: 011-86-536-2188831

Copies to:

Benjamin Tan, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 24, 2012, Shengtai Pharmaceutical, Inc., a Delaware corporation (the “Company”), announced that it has established a special committee of its board of directors (the "Special Committee") to consider the preliminary, non-binding proposal received from Shengtai's Chairman and Chief Executive Officer, Mr. Qingtai Liu, on Apr 17, 2012 to acquire all of the outstanding shares of the Company's common stock not currently owned by him in a going private transaction. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated April 24, 2012, issued by Shengtai Pharmaceutical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENGTAI PHARMACEUTICAL, INC.
Dated: April 24, 2012
	By:	/s/ Qingtai Liu
	Name:	Qingtai Liu
	Title:	Chief Executive Officer